EXHIBIT 10.26

                                                                  EXECUTION COPY

                             SUBORDINATION AGREEMENT

        SUBORDINATION AGREEMENT, dated as of July 3, 1996, among the following:

                (a) INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION, a Delaware corporation, as the subordinated creditor (in such capacity, the "SUBORDINATED CREDITOR");

                (b) INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION, as agent for the lenders party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "AGENT"); and

               (c) CORNELL CORRECTIONS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "COMPANY"); and each of the Subsidiaries of the Company identified under the caption "Guarantors" on the signature pages hereto (individually, a "GUARANTOR" and, collectively, the "GUARANTORS"; and the Guarantors collectively with the Company, the "OBLIGORS").

               The Obligors, certain lenders and the Agent are parties to an Amended and Restated Credit Agreement dated as of July 3, 1996 (as modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for extensions of credit (by making loans and issuing letters of credit) to be made by said lenders to the Company in an aggregate principal or face amount not exceeding $35,000,000.

               To induce said lenders to enter into the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subordinated Creditor has agreed to subordinate the Subordinated Debt (as hereinafter defined) to the Senior Debt (as hereinafter defined) all in the manner and to the extent hereinafter provided. Accordingly, the parties hereto agree as follows:

               Section 1. DEFINITIONS. Terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

               "LENDERS" shall mean the "Lenders" party to the Credit Agreement from time to time.

               "PERSON" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

               "REORGANIZATION DEBT SECURITIES" shall mean, with respect to each Obligor, debt or equity securities of such Obligor as reorganized or readjusted or debt or equity securities of such Obligor or any other company, trust or organization provided for by a plan of reorganization or readjustment, or debt securities that are subordinated, to at least the same extent as the Subordinated Debt, to the payment of all Senior Debt that will be outstanding after giving effect to such plan of reorganization or readjustment.

               "SENIOR DEBT" shall mean all indebtedness and other obligations of the Obligors under the Credit Agreement, including all interest, expenses, indemnities and penalties and all commitment and agency fees (but excluding other fees) payable from time to time under the Credit Agreement, up to but not exceeding an aggregate

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principal or face amount equal to $38,500,000, LESS (x) in the case of any such indebtedness constituting term loans, the aggregate amount of payments or prepayments of principal made in respect thereof and (y) in the case of any such indebtedness constituting revolving credit obligations, the aggregate amount of payments or prepayments of principal made in respect thereof to the extent made in connection with (or that are subsequently followed by) permanent reductions of the revolving credit commitments related to such obligations. The term "SENIOR DEBT" shall include any interest accruing for a period of up to twelve months (but not longer) after the date of any filing by any Obligor of any petition in bankruptcy or the commencing of any bankruptcy, insolvency or similar proceedings with respect to such Obligor, whether or not such interest is allowable as a claim in any such proceeding. Notwithstanding the foregoing, "SENIOR DEBT" shall not include any obligations or other indebtedness of any Obligor that by its terms is expressly stated not to be superior in right of payment to the Subordinated Debt.

               "SUBORDINATED DEBT" shall mean the principal of, and interest and premium (if any) due under the Subordinated Debt Document, including, without limitation, any amounts owing in respect of a breach of the representations, warranties or covenants thereunder by any Obligor.

               "SUBORDINATED DEBT DOCUMENT" shall mean the Convertible Subordinated Promissory Note dated July 3, 1996 issued by the Company to the Subordinated Creditor.

               Section 2.  SUBORDINATION.

               2.01 SUBORDINATION OF SUBORDINATED DEBT. Each Obligor, for itself and its successors and assigns, covenants and agrees, and the Subordinated Creditor likewise covenants and agrees, that, to the extent and in the manner set forth in this Agreement, the Subordinated Debt, and the payment from whatever source of the principal of, and interest and premium (if any) on, the Subordinated Debt, are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash of all Senior Debt.

               2.02 PAYMENT OF PROCEEDS UPON DISSOLUTION. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any Obligor or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of any Obligor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Obligor, then and in any such event:

               (1) the Lenders shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Debt, or provision shall be made for such payment, before the Subordinated Creditor shall be entitled to receive any payment on account of principal of, or interest or premium (if any) on, the Subordinated Debt;

               (2) any payment or distribution of assets of such Obligor of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Subordinated Creditor would be entitled but for the provisions of this Agreement, including any such payment or distribution that may be payable or deliverable by reason of the payment of any other indebtedness of such Obligor being subordinated to the payment of the Subordinated Debt (other than Reorganization Debt Securities), shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the Agent, to be paid to the Lenders, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and interest and premium (if any) on, the Senior Debt held or represented by each Lender, to the extent necessary to make payment in full in cash of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the Lenders; and

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               (3) in the event that, notwithstanding the foregoing provisions of this Section 2.02, the Subordinated Creditor shall have received, before all Senior Debt is paid in full in cash or payment thereof provided for, any such payment or distribution of assets of such Obligor of any kind or character, whether in cash, property or securities (other than Reorganization Debt Securities), including any such payment or distribution arising out of the exercise by the Subordinated Creditor of a right of set-off or counterclaim and any such payment or distribution received by reason of any other indebtedness of such Obligor being subordinated to the Subordinated Debt, then, and in such event, such payment or distribution shall be held in trust for the benefit of, and shall be immediately paid over or delivered to, the Agent, to be paid to the Lenders, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and interest and premium (if any) on, the Senior Debt held or represented by each Lender, to the extent necessary to make payment in full in cash of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the Lenders.

               The consolidation of any Obligor with, or the merger of any Obligor into, another corporation or the liquidation or dissolution of such Obligor following the conveyance or transfer of its properties and assets substantially as an entirety to another corporation upon the terms and conditions set forth in Section 9.05 of the Credit Agreement shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of such Obligor for purposes of this Agreement if the corporation formed by such consolidation or into which such Obligor is merged or the corporation that acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in said Section 9.05.

               2.03 NO PAYMENT WHEN SENIOR DEBT OUTSTANDING. So long as any principal, interest or other amount payable with respect to the Senior Debt is outstanding, no payment on account of the principal of, or interest or premium (if any) on, the Subordinated Debt or any judgment with respect thereto (and no payment on account of the purchase or redemption or other acquisition of the Subordinated Debt) shall be made by or on behalf of any Obligor, PROVIDED that if the outstanding amount of the Senior Debt has been reduced by at least $25,000,000 from the proceeds of the Company's initial public offering, the principal of, and the accrued interest on, the Subordinated Debt may be paid to the extent of the net proceeds, of such initial public offering in excess of $25,000,000. Except with respect to any payment in respect of the Subordinated Debt made pursuant to the foregoing PROVISO, this Section 2.03 shall not alter the rights of the holders of Senior Debt under Section 2.02 hereof.

               2.04 OBLIGATION TO TURN OVER. In the event that, notwithstanding the provisions of Section 2.03 hereof, the Subordinated Creditor shall have received any payment prohibited by the foregoing provisions of said Section 2.03, including, without limitation, any such payment arising out of the exercise by the Subordinated Creditor of a right of set-off or counterclaim and any such payment received by reason of other indebtedness of such Obligor being subordinated to the Subordinated Debt, then, and in any such event, such payment shall be held in trust for the benefit of, and shall be immediately paid over or delivered to, the Agent, to be paid to the Lenders, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and interest and premium (if any) on, the Senior Debt held or represented by each Lender, for application to such Senior Debt remaining unpaid, whether or not then due and payable.

               2.05 SUBROGATION. Subject to the payment in full in cash of all Senior Debt, the Subordinated Creditor shall be subrogated (equally and ratably with the holders of all indebtedness of each Obligor that by its express terms is subordinated to Senior Debt of such Obligor to the same extent as the Subordinated Debt is subordinated and that is entitled to like rights of subrogation) to the rights of the Lenders to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of, and interest and premium (if any) on, the Subordinated Debt shall be paid in full in cash. For purposes of such subrogation, no payments or distributions to the Lenders of any cash, property or securities to which the Subordinated Creditor would be entitled except for the provisions of this
Section 2, and no payments over pursuant to the provisions of

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this Section 2 to the Lenders by the Subordinated Creditor, shall, as between an
Obligor, its creditors other than the Lenders, and the Subordinated Creditor, be deemed to be a payment or distribution by such Obligor to or on account of the Senior Debt.

               2.06 PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS. The provisions of this Section 2 are and are intended solely for the purpose of defining the relative rights of the Subordinated Creditor on the one hand and the Lenders on the other hand. Nothing contained in this Section 2 or elsewhere in this Agreement or in the Subordinated Debt Document is intended to or shall:

               (a) impair, as among any Obligor, its creditors other than the Lenders and the Subordinated Creditor, the obligation of such Obligor, which is absolute and unconditional, to pay to the Subordinated Creditor the principal of and interest on the Subordinated Debt as and when the same shall become due and payable in accordance with its terms;

               (b) affect the relative rights against such Obligor of the Subordinated Creditor and creditors of such Obligor other than the Lenders;

               (c) vitiate the occurrence of an Event of Default under Section 4 of the Subordinated Debt Document to the extent that any failure to make a payment of principal of, or interest or premium (if any) on, any Subordinated Debt by reason of the conditions specified in Section 2.02 or 2.03 hereof would otherwise constitute such an Event of Default; or

               (d) prevent the Subordinated Creditor from exercising all remedies otherwise permitted by applicable law upon default under this Agreement or the Subordinated Debt Document, subject to the rights, if any, under this Section 2 of the Lenders (i) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of such Obligor referred to in Section 2.02 hereof, to receive, pursuant to and in accordance with said Section 2.02, cash, property and securities otherwise payable or deliverable to the Subordinated Creditor, or (ii) under the conditions specified in Section 2.03 hereof, to prevent any payment prohibited by said Section 2.03.

               2.07 NO WAIVER OF SUBORDINATION PROVISIONS. No right of the Agent or any Lender to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Obligor or by any act or failure to act, in good faith, by the Agent or any Lender, or by any non-compliance by any Obligor with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof the Agent or any Lender may have or be otherwise charged with.

               Without in any way limiting the generality of the foregoing paragraph, the Lenders may, at any time and from time to time, without the consent of or notice to the Subordinated Creditor, without incurring responsibility to the Subordinated Creditor and without impairing or releasing the subordination provided in this Section 2 or the obligations hereunder of the Subordinated Creditor to the holders of Senior Debt, do any one or more of the following: (a) change the time, manner or place of payment of Senior Debt, or otherwise modify or supplement in any respect any of the provisions of the Credit Agreement or any other instrument evidencing or relating to any of the Senior Debt; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (c) release any Person liable in any manner for the collection of Senior Debt; and (d) exercise or refrain from exercising any rights against any Obligor and any other Person.

               2.08 NOTICE TO SUBORDINATED CREDITOR. Each Obligor shall give prompt written notice to the Subordinated Creditor of any fact known to such Obligor that would prohibit the making of any payment to it in respect of the Subordinated Debt. Notwithstanding the provisions of this Section 2 or any other provision of this Agreement, the Subordinated Creditor shall not be charged with knowledge of the existence of any facts that

                                       -4-

would prohibit the making of any payment to it in respect of the Subordinated Debt, unless and until the Subordinated Creditor shall have received written notice thereof from such Obligor or the Agent; and, prior to the receipt of any such written notice, the Subordinated Creditor shall be entitled in all respects to assume that no such facts exist.

               2.09 RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATION AGENT. Upon any payment or distribution of assets of any Obligor referred to in this Section 2, the Subordinated Creditor shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Subordinated Creditor, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Debt and other indebtedness of such Obligor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 2.


               Section 3. REPRESENTATIONS AND WARRANTIES. Each party to this Agreement represents and warrants to all the other parties:

               3.01 CORPORATE EXISTENCE. It is a corporation, partnership or other entity duly organized and validly existing under the laws of the jurisdiction of its incorporation.

               3.02 NO BREACH. None of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the charter, bylaws or partnership agreement, as the case may be, of such party to this Agreement, any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which such party to this Agreement is a party or by which any such party is subject to or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of any such party pursuant to the terms of any such agreement or instrument.

               3.03 CORPORATE ACTION; EXECUTION AND DELIVERY. It has all necessary corporate or partnership power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by the Subordinated Creditor of this Agreement have been duly authorized by all necessary action on its part; and this Agreement has been duly and validly executed and delivered by such party constitutes the legal, valid and binding obligation of such party, enforceable in accordance with its terms.

               3.04 APPROVALS. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by any such party to this Agreement or for the validity or enforceability hereof.

               Section 4.  MISCELLANEOUS.

               4.01 NO WAIVER. No failure on the part of the Agent or any Lender to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                                       -5-

               4.02 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

               4.03 NOTICES. All notices, requests, consents and demands hereunder shall be in writing and telexed, telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its (or his or her, as the case may be) name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

               4.04 WAIVERS, ETC. The terms of this Agreement may be waived, altered or amended (as to a Subordinated Creditor) only by an instrument in writing duly executed by the Subordinated Creditor and (as to the Agent and the Lenders) by the Agent with the consent of the Lenders as specified in Section
11.10 of the Credit Agreement. Any such amendment or waiver shall be binding upon the Agent and each Lender (and each other holder of Senior Debt) and the Subordinated Creditor.

               4.05 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, successors and assigns of the Subordinated Creditor and the Agent and each Lender (and each other holder of Senior Debt).

               4.06 CAPTIONS. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

               4.07 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

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               IN WITNESS WHEREOF, the parties hereto have caused this
Subordination Agreement to be duly executed and delivered as of the day and year first above written.

                              SUBORDINATED CREDITOR

                           INTERNATIONALE NEDERLANDEN
                           (U.S.) CAPITAL CORPORATION

                             By /s/ DAVID BALESTRERY
                                ---------------------------------
                                Title: Senior Associate

                             Address for Notices:
                              ING Capital
                              135 East 57th Street
                              New York, New York 10022-2101

                             Attention:  New York Merchant Banking Group
                                          Mr. David P. Scopelliti
                                          Mr. David A. Balestrery

                             Telecopier No.: (212) 593-3362

                             Telephone No.: (212) 446-1955

                             COMPANY

                             CORNELL CORRECTIONS, INC.

                             By /s/ STEVEN W. LOGAN
                                ---------------------------------
                                Title: Chief Financial Officer

                             Address for Notices:
                              Cornell Corrections, Inc.
                              4801 Woodway
                              Suite 400 West
                              Houston, Texas 77056

                             Attention: Mr. Steven W. Logan

                             Telecopier No.: (713) 623-2853
                             Telephone No.: (713) 623-0790

                                       -7-

                              SUBSIDIARY GUARANTORS

                              CORNELL CORRECTIONS MANAGEMENT,
                              INC.

                              By /s/ STEVEN W. LOGAN
                                 ---------------------------------
                                 Title: Chief Financial Officer


                              CORNELL CORRECTIONS CONSULTING, INC.

                              By /s/ STEVEN W. LOGAN
                                 ---------------------------------
                                 Title: Chief Financial Officer

                              CORNELL CORRECTIONS OF
                               RHODE ISLAND, INC.

                              By /s/ STEVEN W. LOGAN
                                ---------------------------------
                                 Title: Chief Financial Officer

                              THE CORNELL COX GROUP, L.P.

                              By /s/ STEVEN W. LOGAN
                                  ---------------------------------
                                  Title: Chief Financial Officer

                              CORNELL CORRECTIONS MANAGEMENT
                               OF NORTH AMERICA, INC.

                              By /s/ STEVEN W. LOGAN
                                ---------------------------------
                                 Title: Chief Financial Officer

                              CORNELL CORRECTIONS OF
                               TEXAS, INC.

                              By /s/ STEVEN W. LOGAN
                                ---------------------------------
                                 Title: Chief Financial Officer

                                       -8-

                              CORNELL CORRECTIONS OF CALIFORNIA, INC.


                               By /s/ STEVEN W. LOGAN
                                ---------------------------------
                                  Title: Chief Financial Officer

                               INTERNATIONAL SELF-HELP SERVICES, INC.

                               By /s/ STEVEN W. LOGAN
                                ---------------------------------
                                  Title: Chief Financial Officer

                               INTERNATIONALE NEDERLANDEN
                                (U.S.) CAPITAL CORPORATION,
                                as Agent


                               By /s/ DAVID BALESTRERY
                                ---------------------------------
                                  Title: Senior Associate

                               Address for Notices to
                                ING as Agent:

                                ING Capital
                                135 East 57th Street
                                New York, New York 10022-2101

                               Attention:  New York Merchant Banking Group
                                            Mr. David P. Scopelliti
                                            Mr. David A. Balestrery

                               Telecopier No.: (212) 593-3362

                               Telephone No.: (212) 446-1955

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